SPECIAL MEETING OF SHAREHOLDERS OF

BANCORP OF NEW JERSEY, INC.

December 9, 2019

GO GREEN

 e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.bonj.net

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1.

To approve the Agreement and Plan of Merger, dated as of August 15, 2019, by and between Bancorp of New Jersey, Inc. and ConnectOne Bancorp, Inc. and the transactions contemplated thereby (the “merger proposal”).

			☐	☐	☐
			FOR	AGAINST	ABSTAIN
2.

To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Bancorp of New Jersey, Inc.’s named executive officers that is based on or otherwise relates to the merger proposal.

			☐	☐	☐
			FOR	AGAINST	ABSTAIN
	3.	To adjourn the Bancorp of New Jersey, Inc. special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the merger proposal.	☐	☐	☐

This proxy may be revoked at any time before it is voted by (1) delivering to the secretary of Bancorp of New Jersey, Inc. on or before the taking of the vote at the special meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Bancorp of New Jersey, Inc. common stock, (2) by attending the special meeting and voting in person, or (3) by voting by telephone or internet at a later time. Attendance at the special meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then this proxy shall be of no further force and effect.

The undersigned acknowledges receipt from Bancorp of New Jersey, Inc. prior to the execution of this proxy of the Notice of Special Meeting scheduled to be held on December 9, 2019 and the Proxy Statement dated on or about October 18, 2019.

If any other business is presented at such meeting, this proxy will be voted in the discretion of the named proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting.

Please mark here if you plan to attend the special meeting. ☐

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in the partnership name by an authorized person.

BANCORP OF NEW JERSEY, INC.
REVOCABLE PROXY FOR
SPECIAL MEETING OF SHAREHOLDERS
December 9, 2019
Solicited on behalf of the Board of Directors

The undersigned hereby appoints Nancy E. Graves and Gerald A. Calabrese, Jr., and each of them, with full power of substitution, to vote, as designated below, all the shares of Bancorp of New Jersey, Inc. common stock held of record by the undersigned at the close of business on October 18, 2019, at the special meeting of shareholders to be held December 9, 2019, and at any and all adjournments or postponements thereof. The undersigned hereby revokes any and all earlier dated proxies with respect to such special meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of the Agreement and Plan of Merger, dated as of August 15, 2019, by and between Bancorp of New Jersey, Inc. and ConnectOne Bancorp, Inc. and the transactions contemplated thereby (the “merger proposal”), FOR approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to Bancorp of New Jersey, Inc.’s named executive officers that is based on or otherwise relates to the merger proposal and FOR the adjournment of the Bancorp of New Jersey, Inc. special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the merger proposal.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF

BANCORP OF NEW JERSEY, INC.

December 9, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM EDT the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the special meeting.
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.bonj.net
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1.

To approve the Agreement and Plan of Merger, dated as of August 15, 2019, by and between Bancorp of New Jersey, Inc. and ConnectOne Bancorp, Inc. and the transactions contemplated thereby (the “merger proposal”).

			☐	☐	☐
			FOR	AGAINST	ABSTAIN
2.

To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Bancorp of New Jersey, Inc.’s named executive officers that is based on or otherwise relates to the merger proposal.

			☐	☐	☐
			FOR	AGAINST	ABSTAIN
	3.	To adjourn the Bancorp of New Jersey, Inc. special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the merger proposal.	☐	☐	☐

This proxy may be revoked at any time before it is voted by (1) delivering to the secretary of Bancorp of New Jersey, Inc. on or before the taking of the vote at the special meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Bancorp of New Jersey, Inc. common stock, (2) by attending the special meeting and voting in person, or (3) by voting by telephone or internet at a later time. Attendance at the special meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then this proxy shall be of no further force and effect.

The undersigned acknowledges receipt from Bancorp of New Jersey, Inc. prior to the execution of this proxy of the Notice of Special Meeting scheduled to be held on December 9, 2019 and the Proxy Statement dated on or about October 18, 2019.

If any other business is presented at such meeting, this proxy will be voted in the discretion of the named proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting.

Please mark here if you plan to attend the special meeting. ☐

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in the partnership name by an authorized person.